Exhibit 10-a

EXECUTION VERSION

FIFTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This FIFTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 4, 2015 (the “Amendment Date”), is entered into by and among the following parties:

(i)	ARVINMERITOR RECEIVABLES CORPORATION, a Delaware corporation, as Seller;

(ii)	MERITOR, INC., an Indiana corporation, as Servicer; and

(iii)	PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Related Committed Purchaser, as an LC Participant, as a Purchaser Agent, as LC Bank and as Administrator.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto have entered into a Receivables Purchase Agreement, dated as of June 18, 2012 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), and desire to amend the Receivables Purchase Agreement as set forth herein.
B.    Concurrently herewith, the Seller, the Servicer, the Administrator and PNC Capital Markets LLC are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Amended and Restated Fee Letter”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Receivables Purchase Agreement. Effective as of the Amendment Date, the Receivables Purchase Agreement is hereby amended as follows:
(a)    Section 1 of Exhibit III of the Receivables Purchase Agreement is hereby amended by adding the following new clause (o) thereto immediately following existing clause (n) thereof:
(o)    No Ancillary Indebtedness. The Seller has not, does not and will not during the term of this Agreement (x) issue any obligations that (A) constitute asset-backed commercial paper, or (B) are securities required to be registered under the Securities Act of 1933 (the “33 Act”) or that may be offered for sale under Rule

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144A or a similar exemption from registration under the 33 Act or the rules promulgated thereunder, or (y) issue any other debt obligations or equity interests other than Meritor’s equity interest in the Seller, the Subordinated Notes or debt obligations substantially similar to the obligations of the Seller under this Agreement that are (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions, and (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in this Agreement.  The Seller further represents and warrants that its assets and liabilities are consolidated with the assets and liabilities of Servicer for purposes of generally accepted accounting principles.
(b)    The definition of “Euro-Rate” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by inserting the phrase “the greater of (a) 0.00% and (b)” immediately following the phrase “means with respect to any Settlement Period” where it appears therein.
(c)    The definition of “LMIR” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by inserting the phrase “the greater of (a) 0.00% and (b)” immediately following the phrase “means for any day during any Settlement Period,” where it appears therein.
(d)    The definition of “Scheduled Commitment Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting the date “October 15, 2017” where it appears therein and substituting the date “ December 4, 2018”.
SECTION 2.    Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrator, each Purchaser and each Purchaser Agent, as follows:
(a)    Representations and Warranties. As of the date hereof and immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)    No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Purchase and Sale Termination Event, an Unmatured Purchase and Sale Termination Event, a Termination Event or an Unmatured Termination Event.

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SECTION 3.    Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 4.    Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:
(a)    Execution of Amendment. The Administrator shall have received counterparts hereto duly executed by each of the parties hereto.
(b)    Execution of Amended and Restated Fee Letter. The Administrator shall have received counterparts of the Amended and Restated Fee Letter duly executed by each of the parties thereto.
(c)    Receipt of Fees. The Administrator shall have received confirmation that the “Amendment Fee” under and as defined in the Amended and Restated Fee Letter has been paid in full in accordance with the terms of the Amended and Restated Fee Letter.
SECTION 5.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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SECTION 8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
ARVINMERITOR RECEIVABLES CORPORATION,
as Seller

By: /s/ Carl D. Anderson II
Name:     Carl D. Anderson II
Title:    President and Treasurer

MERITOR, INC.,
as Initial Servicer

By: /s/ Carl D. Anderson II
Name:     Carl D. Anderson II
Title:     Treasurer

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Fifth Amendment to the
Receivables Purchase Agreement
(ArvinMeritor Receivables Corporation)

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser,
as an LC Participant, as a Purchaser Agent,
as LC Bank and as Administrator

By: /s/ Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

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Fifth Amendment to the
Receivables Purchase Agreement
(ArvinMeritor Receivables Corporation)